                                                                   EXHIBIT 10.19

                                 PROMISSORY NOTE

$536,000.00                       Dallas, Texas                September 6, 2000


         FOR VALUE RECEIVED, the undersigned, KESMIL MANUFACTURING, INC., a Texas corporation (the "Borrower"), hereby promises to pay to the order of MICHAEL J. BLUMENFELD ("Blumenfeld"; Blumenfeld and any subsequent holder hereof being hereinafter referred to as "Holder"), without grace at his office at 13950 Senlac Drive, Suite 200, Dallas, Texas 75234, or such other place as Holder may direct, in lawful money of the United States of America, with interest, the principal amount of Five Hundred Thirty-Six Thousand and No/100 Dollars ($536,000.00).

         1. Payments. Borrower promises to pay accrued interest monthly, on or before the last day of each month, on the principal amount owing hereunder from time to time, computed daily, at the rate of twelve percent (12%) per annum, calculated on the basis of actual days elapsed, with the first such interest payment to be due and payable on September 30, 2000. The unpaid principal of this Revolving Promissory Note (this "Promissory Note") shall be due and payable on the last day of each calendar quarter, beginning November 30, 2000, each in the amount of $33,500.00, and continuing through and including August 31, 2004 ("Maturity"), when all unpaid principal of and accrued unpaid interest on this Promissory Note and all other charges hereunder shall be due and payable in full. Should any payment become due and payable on any day other than a business day for national banks, the date of such payment shall be extended to the next succeeding business day, and, in the case of a payment of principal or past due interest or any installment of either thereof, interest shall accrue and be payable thereon for the period of such extension at the applicable rate or rates specified herein.

         2. Event of Default. In the event of a default in the payment of the principal of or interest on this Promissory Note, as and when due and payable after written notice by Holder to Borrower and the expiration of ten (10) days without payment in full of the amount due; (i) then or at any time thereafter during the continuance of any such default, the Holder may, with or without notice to Borrower except as provided above, declare this Promissory Note to be forthwith due and payable, both as to principal and interest, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration, or other notice of any kind, all of which are hereby expressly waived, and (ii) thereafter, or after Maturity, all amounts outstanding hereunder, to the extent permitted by applicable law, shall, at the option of Holder, bear interest at a per annum rate (the "Default Rate") equal to the lesser of (i) eighteen percent (18%), or (ii) the Highest Lawful Rate.

         3. Attorneys' Fees and Costs. Borrower agrees to pay reasonable attorneys' fees and costs incurred by the Holder in collecting or attempting to collect this Promissory Note, whether by suit or otherwise.

         4. Limitations on Interest.

                  a. It is the intention of Holder and Borrower to conform strictly to any applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any applicable law, then, in that event, notwithstanding anything to the contrary in this Promissory Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by Holder under this Promissory Note shall under no circumstances exceed the Highest Lawful Rate (hereinafter defined), and any excess shall be canceled automatically and, if theretofore paid, shall, at the option of Holder, be credited by Holder on the principal amount of any indebtedness owed to Holder by Borrower or refunded by Holder to Borrower, and (ii) in the event that the maturity of this Promissory Note is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to Holder may never include more than the Highest Lawful Rate and excess interest, if any, provided for in this Promissory Note shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of Holder, be credited by Holder on the principal amount of any indebtedness owed to Holder by Borrower or refunded by Holder to Borrower.

                  b. Notwithstanding anything herein to the contrary, in no event will interest payable to Holder exceed the maximum amount permitted by the law applicable to Holder (after taking into account all charges payable to Holder which constitute interest under such applicable law), but if any amount referred to in this Promissory Note which would be payable to Holder but for the applicability of usury or other laws limiting the consideration payable to Holder is not paid to Holder as a result of the applicability of such laws, then interest on the outstanding principal balance of this Promissory Note payable to Holder shall, to the extent permitted by the law, accrue at the maximum rate of interest permitted by applicable law (after taking into account all charges payable to Holder which constitute interest under applicable law) until the total amount received by Holder equals the amount it would have received had no such laws been applicable.

                  c. "Highest Lawful Rate" means the maximum non-usurious interest rate (computed on the basis of a year of 365 or 366 days, as applicable) that at any time or from time to time may be contracted for, taken, reserved, charged, or received on amounts due to Holder, under laws applicable to Holder that are presently in effect or, to the extent allowed by law, under such applicable laws which allow a higher maximum non-usurious rate than applicable laws now allow.

         5. Applicable Law; Assigns. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT TEX. REV. CIV. STAT. ANN. ART. 5069, CH. 15, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS, SHALL NOT APPLY TO THIS PROMISSORY NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY), SUBJECT, HOWEVER, TO THE EFFECT OF APPLICABLE FEDERAL LAW. UNLESS CHANGED IN ACCORDANCE WITH LAW, THE APPLICABLE RATE UNDER TEXAS

LAW SHALL BE THE INDICATED (WEEKLY) RATE CEILING FROM TIME TO TIME IN EFFECT AS PROVIDED IN TEX. REV. CIV. STAT. ANN. ART. 5069-1.04, AS AMENDED. AS USED HEREIN, THE TERMS "BORROWER" AND "HOLDER" SHALL BE DEEMED TO INCLUDE THEIR RESPECTIVE SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS, WHETHER BY VOLUNTARY ACTION OF THE PARTIES OR BY OPERATION OF LAW.

         7. Prepayment. Borrower may prepay this Promissory Note in full at any time or in part from time to time, without premium or penalty. All payments made under this Promissory Note shall be applied first to interest due and any balance shall be applied in reduction of principal.

         IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed and delivered as of the date first above written.

                                        KESMIIL MANUFACTURING, INC.



                                        By: /s/ Michael J. Blumenfeld
                                           -------------------------------------
                                            Michael J. Blumenfeld, President

                                 PROMISSORY NOTE

$45,000.00                        Dallas, Texas                September 6, 2000


         FOR VALUE RECEIVED, the undersigned, KESMIL MANUFACTURING, INC., a Texas corporation (the "Borrower"), hereby promises to pay to the order of ABE BLUMENFELD ("Blumenfeld"); Blumenfeld and any subsequent holder hereof being hereinafter referred to as `Holder"), without grace at his office at 13950 Senlac, Suite 200, Dallas, Texas 75234, or such other place as Holder may direct, in lawful money of the United States of America, with interest, the principal amount of Forty-Five Thousand and No/100 Dollars ($45,000.00).

         1. Payments. Borrower promises to pay accrued interest monthly, on or before the last day of each month, on the principal amount owing hereunder from time to time, computed daily, at the rate of twelve percent (12%) per annum, calculated on the basis of actual days elapsed, with the first such interest payment to be due and payable on September 30, 2000. The unpaid principal of this Revolving Promissory Note (this "Promissory Note") shall be due and payable on the last day of each calendar quarter, beginning November 30, 2000, each in the amount of $2,812.50, and continuing through and including August 31, 2004 ("Maturity"), when all unpaid principal of and accrued unpaid interest on this Promissory Note and all other charges hereunder shall be due and payable in full. Should any payment become due and payable on any day other than a business day for national banks, the date of such payment shall be extended to the next succeeding business day, and, in the case of a payment of principal or past due interest or any installment of either thereof, interest shall accrue and be payable thereon for the period of such extension at the applicable rate or rates specified herein.

         2. Event of Default. In the event of a default in the payment of the principal of or interest on this Promissory Note, as and when due and payable after written notice by Holder to Borrower and the expiration of ten (10) days without payment in full of the amount due; (i) then or at any time thereafter during the continuance of any such default, the Holder may, with or without notice to Borrower except as provided above, declare this Promissory Note to be forthwith due and payable, both as to principal and interest, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration, or other notice of any kind, all of which are hereby expressly waived, and (ii) thereafter, or after Maturity, all amounts outstanding hereunder, to the extent permitted by applicable law, shall, at the option of Holder, bear interest at a per annum rate (the "Default Rate") equal to the lesser of (i) eighteen percent (18%), or (ii) the Highest Lawful Rate.

         3. Attorneys' Fees and Costs. Borrower agrees to pay reasonable attorneys' fees and costs incurred by the Holder in collecting or attempting to collect this Promissory Note, whether by suit or otherwise.

         4. Limitations on Interest.

                  a. It is the intention of Holder and Borrower to conform strictly to any applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any applicable law, then, in that event, notwithstanding anything to the contrary in this Promissory Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by Holder under this Promissory Note shall under no circumstances exceed the Highest Lawful Rate (hereinafter defined), and any excess shall be canceled automatically and, if theretofore paid, shall, at the option of Holder, be credited by Holder on the principal amount of any indebtedness owed to Holder by Borrower or refunded by Holder to Borrower, and (ii) in the event that the maturity of this Promissory Note is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to Holder may never include more than the Highest Lawful Rate and excess interest, if any, provided for in this Promissory Note shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of Holder, be credited by Holder on the principal amount of any indebtedness owed to Holder by Borrower or refunded by Holder to Borrower.

                  b. Notwithstanding anything herein to the contrary, in no event will interest payable to Holder exceed the maximum amount permitted by the law applicable to Holder (after taking into account all charges payable to Holder which constitute interest under such applicable law), but if any amount referred to in this Promissory Note which would be payable to Holder but for the applicability of usury or other laws limiting the consideration payable to Holder is not paid to Holder as a result of the applicability of such laws, then interest on the outstanding principal balance of this Promissory Note payable to Holder shall, to the extent permitted by the law, accrue at the maximum rate of interest permitted by applicable law (after taking into account all charges payable to Holder which constitute interest under applicable law) until the total amount received by Holder equals the amount it would have received had no such laws been applicable.

                  c. "Highest Lawful Rate" means the maximum non-usurious interest rate (computed on the basis of a year of 365 or 366 days, as applicable) that at any time or from time to time may be contracted for, taken, reserved, charged, or received on amounts due to Holder, under laws applicable to Holder that are presently in effect or, to the extent allowed by law, under such applicable laws which allow a higher maximum non-usurious rate than applicable laws now allow.

         5. Applicable Law; Assigns. THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT TEX. REV. CIV. STAT. ANN. ART. 5069, CH. 15, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS, SHALL NOT APPLY TO THIS PROMISSORY NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY), SUBJECT, HOWEVER, TO THE EFFECT OF APPLICABLE FEDERAL LAW. UNLESS CHANGED IN ACCORDANCE WITH LAW, THE APPLICABLE RATE UNDER TEXAS LAW SHALL BE THE INDICATED (WEEKLY) RATE CEILING FROM TIME TO TIME IN EFFECT AS PROVIDED IN TEX. REV. CIV. STAT. ANN. ART. 5069-1.04, AS AMENDED. AS USED HEREIN, THE TERMS "BORROWER" AND "HOLDER" SHALL BE DEEMED TO INCLUDE THEIR RESPECTIVE SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS, WHETHER BY VOLUNTARY ACTION OF THE PARTIES OR BY OPERATION OF LAW.

         6. Prepayment. Borrower may prepay this Promissory Note in full at any time or in part from time to time, without premium or penalty. All payments made under this Promissory Note shall be applied first to interest due and any balance shall be applied in reduction of principal.

         IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed and delivered as of the date first above written.

                                        KESMIL MANUFACTURING, INC.


                                        By: /s/ Michael J. Blumenfeld
                                            ------------------------------------
                                                Michael J. Blumenfeld, President